Exhibit 99.1

Ryman Hospitality Properties, Inc. Reports Fourth Quarter and Full Year 2022 Results

NASHVILLE, Tenn. (February 23, 2023) – Ryman Hospitality Properties, Inc. (NYSE: RHP), a leading lodging and hospitality real estate investment trust (“REIT”) that specializes in upscale convention center resorts and leading entertainment experiences, today reported financial results for the three months and year ended December 31, 2022.

Fourth Quarter 2022 Highlights and Recent Developments:

•	The Company generated net income of $61.4 million and net income available to common shareholders of $58.1 million or $1.03 per diluted share, which represents an increase of 28.4% compared to net income available to common shareholders for Q3 2022, achieving three consecutive quarters of profitability.

•	Despite 3.0 fewer points of occupancy compared to Q4 2019, the Company’s Hospitality segment achieved revenue of $484.5 million, a record for any quarter, driven by continued strength in leisure room rate, which was aided by the return of holiday ICE! programming.

•	The Hospitality segment reported a record for any fourth quarter in operating income of $105.8 million and Adjusted EBITDAre of $150.7 million.

•	Achieved an all-time record in total RevPAR of almost $506, an increase of 49.9% compared to Q4 2021.

•	During the fourth quarter, the Company booked over 1 million Gross Definite Room Nights for all future years, at an ADR of nearly $254, an increase of 11.0% over Q4 2021 ADR for future bookings.

•	The Company declared its first quarter 2023 dividend of $0.75 per share; intends to pay aggregate minimum dividends for 2023 of $3.00 per share subject to the Board’s future determinations.

Full Year 2022 Highlights:

•	Reported consolidated revenue of $1.8 billion, an all-time record for the Company.

•	The Company reported a full year record in operating income of $327.2 million and reported operating income margin of 18.1% in 2022.

•	Net income available to common shareholders was $129.0 million in 2022, as compared to a net loss available to common shareholders of $177.0 million in 2021.

•	The Company reported healthy net income of $134.9 million in 2022, and a record Adjusted EBITDAre of $555.9 million.

•	Gross Definite Room Nights Booked in full year 2022 of nearly 2.7 million room nights for all future years, represents a 6.8% increase over 2021.

Colin Reed, Executive Chairman of Ryman Hospitality Properties, said, “In the early days of the pandemic we signaled that we would act as we have in the past when faced with unexpected challenges – by investing in our people and our business. Since the beginning of 2020, we have strategically invested over half a billion dollars to expand the Gaylord Palms, renovate the rooms and upgrade the food & beverage outlets at the Gaylord National, fully acquire Gaylord Rockies, broaden our reach on the entertainment side of our business and upgrade the guest experience across our portfolio. The strength of our fourth quarter and full year 2022 results supports our investment thesis and underscores the power of these unique assets to attract and retain loyal customers.”

Mark Fioravanti, President and Chief Executive Officer of the Company, added, “Our strong full year results were achieved despite the omicron variant’s impact on our financial results in the first quarter of 2022. The robust return of our core convention customers and the continued strength in our leisure business during the remaining three quarters drove healthy net income and generated record revenue, operating income and Adjusted EBITDAre for the year. Our Gaylord Hotels delivered a tremendous holiday season, aided by the return of ICE! programming for the first time since 2019. We continue to believe that our hotels offer a one-of-a-kind holiday experience through our exclusive programming and amenities, setting us apart from our competition and ensuring a more memorable and enjoyable stay for our leisure guests, which contributed to all-time total revenue, operating income, and Adjusted EBITDAre records in the fourth quarter for the brand.”

Fourth Quarter and Full Year 2022 Results (as compared to Fourth Quarter and Full Year 2021):

($ in thousands, except per share amounts)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2022	2021	% ∆		2022	2021	% ∆
Total Revenue	$568,875	$377,431	50.7%		$1,805,969	$939,373	92.3%

Operating income (loss)	$116,303	$26,134	345.0%		$327,150	$(58,675)	657.6%
Operating income (loss) margin	20.4%	6.9%	13.5	pt	18.1%	-6.2%	24.3	pt

Net income (loss)	$61,370	$(6,024)	1118.8%		$134,948	$(194,801)	169.3%
Net income (loss) margin	10.8%	-1.6%	12.4	pt	7.5%	-20.7%	28.2	pt

Net income (loss) available to common shareholders	$58,089	$(5,980)	1071.4%		$128,993	$(176,966)	172.9%
Net income (loss) available to common shareholders margin	10.2%	-1.6%	11.8	pt	7.1%	-18.8%	25.9	pt
Net income (loss) available to common shareholders per diluted share	$1.03	$(0.11)	1036.4%		$2.33	$(3.21)	172.6%

Adjusted EBITDAre	$168,110	$85,641	96.3%		$555,854	$177,339	213.4%
Adjusted EBITDAre margin	29.6%	22.7%	6.9	pt	30.8%	18.9%	11.9	pt
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$160,277	$85,641	87.1%		$540,545	$178,356	203.1%
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin	28.2%	22.7%	5.5	pt	29.9%	19.0%	10.9	pt

Funds From Operations (FFO) available to common shareholders and unit holders	$104,864	$50,238	108.7%		$335,156	$30,915	984.1%
FFO available to common shareholders and unit holders per diluted share/unit	$1.80	$0.91	97.8%		$6.01	$0.56	973.2%

Adjusted FFO available to common shareholders and unit holders	$113,039	$52,069	117.1%		$363,501	$52,030	598.6%
Adjusted FFO available to common shareholders and unit holders per diluted share/unit	$1.94	$0.94	106.4%		$6.52	$0.94	593.6%

Note: For the Company’s definitions of Adjusted EBITDAre, Adjusted EBITDAre margin, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin, FFO available to common shareholders and unit holders, and Adjusted FFO available to common shareholders and unit holders, as well as a reconciliation of the non-GAAP financial measure Adjusted EBITDAre to Net Income/(Loss) and a reconciliation of the non-GAAP financial measure Adjusted FFO available to common shareholders and unit holders to Net Income/(Loss), see “Non-GAAP Financial Measures,” “EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Definition,” “Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition” “FFO, Adjusted FFO, and Adjusted FFO available to common shareholders and unit holders Definition” and “Supplemental Financial Results” below.

2

Hospitality Segment

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2022	2021	% ∆		2022	2021	% ∆
Hospitality Revenue (1)	$484,459	$323,240	49.9%		$1,537,974	$786,583	95.5%

Hospitality operating income (loss) (1)	$105,782	$27,833	280.1%		$310,924	$(38,427)	909.1%
Hospitality operating income (loss) margin (1)	21.8%	8.6%	13.2	pt	20.2%	-4.9%	25.1	pt
Hospitality Adjusted EBITDAre (1)	$150,720	$82,343	83.0%		$512,745	$175,648	191.9%
Hospitality Adjusted EBITDAre margin (1)	31.1%	25.5%	5.6	pt	33.3%	22.3%	11.0	pt

Hospitality Performance Metrics (1) (2)
Occupancy	72.8%	53.0%	19.8	pt	66.2%	39.5%	26.7	pt
Average Daily Rate (ADR)	$254.57	$246.96	3.1%		$236.86	$221.33	7.0%
RevPAR	$185.31	$131.00	41.5%		$156.71	$87.53	79.0%
Total RevPAR	$505.75	$337.44	49.9%		$404.69	$209.34	93.3%

Gross Definite Rooms Nights Booked	1,037,603	993,543	4.4%		2,675,174	2,504,975	6.8%
Net Definite Rooms Nights Booked	810,760	728,720	11.3%		1,805,598	1,201,268	50.3%
Group Attrition (as % of contracted block)	15.5%	23.2%	-7.7	pt	20.6%	26.9%	-6.3	pt
Cancellations ITYFTY (3)	2,533	28,071	-91.0%		205,662	571,663	-64.0%

(1)	Gaylord National closed on March 25, 2020 and remained closed until July 1, 2021.
(2)	Calculation of hospitality performance metrics includes closed hotel room nights available; includes the addition of 302 additional guest rooms due to Gaylord Palms expansion beginning June 1, 2021. ADR is for occupied rooms.
(3)	"ITYFTY" represents In The Year For The Year.

Note: For the Company’s definitions of Revenue Per Available Room (RevPAR) and Total Revenue Per Available Room (Total RevPAR), see “Calculation of RevPAR, Total RevPAR, and Occupancy” below. Property-level results and operating metrics for fourth quarter 2022 are presented in greater detail below and under “Supplemental Financial Results—Hospitality Segment Adjusted EBITDAre Reconciliations and Operating Metrics,” which includes a reconciliation of the non-GAAP financial measures Hospitality Adjusted EBITDAre to Hospitality Operating Income/(Loss), and property-level Adjusted EBITDAre to property-level Operating Income/(Loss) for each of the hotel properties.

Hospitality Segment Highlights

•	Hotel occupancy reached 72.8% in Q4 2022, compared to 53.0% in Q4 2021 and 75.8% in Q4 2019 as occupancy nears pre-pandemic levels.

•	Four Gaylord Hotels generated strong operating income and set fourth quarter revenue and Adjusted EBITDAre records, which was aided by leisure travel and the strength of our ICE! programming, which had a record attendance of over 1 million ticketed customers.

•	Strength in leisure demand supported an all-time record leisure ADR of $317 in Q4 2022, helping strong total ADR performance across our hotels of almost $255 in Q4 2022, an increase of 3.1% compared to Q4 2021 and 23.3% compared to Q4 2019.

•	Gaylord Opryland led the portfolio in occupancy with 80.7% occupancy for the quarter, on notable leisure transient demand over the holidays.

•	Gaylord Palms and Gaylord Rockies reported occupancy for the quarter of 77.9% and 69.9%, respectively, both above Q4 2019 levels.

•	Despite occupancy of 60.5%, Gaylord National delivered operating income margin of 11.8%, with Adjusted EBITDAre margin in line with Q4 2019, as the reconcepting of food and beverage continues to drive operating efficiencies.

3

Gaylord Opryland

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2022	2021	% ∆		2022	2021	% ∆
Revenue	$138,353	$96,323	43.6%		$424,188	$238,567	77.8%
Operating income	$41,981	$23,764	76.7%		$118,895	$34,729	242.4%
Operating income margin	30.3%	24.7%	5.6	pt	28.0%	14.6%	13.4	pt
Adjusted EBITDAre	$50,554	$32,237	56.8%		$153,250	$68,531	123.6%
Adjusted EBITDAre margin	36.5%	33.5%	3.0	pt	36.1%	28.7%	7.4	pt

Occupancy	80.7%	61.4%	19.3	pt	69.5%	44.2%	25.3	pt
Average daily rate (ADR)	$258.08	$254.37	1.5%		$242.71	$234.15	3.7%
RevPAR	$208.39	$156.17	33.4%		$168.73	$103.47	63.1%
Total RevPAR	$520.72	$362.53	43.6%		$402.41	$226.32	77.8%

Gaylord Palms

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2022	2021	% ∆		2022	2021	% ∆
Revenue	$90,925	$56,835	60.0%		$279,578	$139,130	100.9%
Operating income	$20,514	$8,053	154.7%		$64,201	$3,539	1714.1%
Operating income margin	22.6%	14.2%	8.4	pt	23.0%	2.5%	20.5	pt
Adjusted EBITDAre	$27,204	$14,989	81.5%		$90,735	$29,789	204.6%
Adjusted EBITDAre margin	29.9%	26.4%	3.5	pt	32.5%	21.4%	11.1	pt

Occupancy (1)	77.9%	54.0%	23.9	pt	68.4%	44.6%	23.8	pt
Average daily rate (ADR)	$265.66	$266.16	-0.2%		$241.85	$220.90	9.5%
RevPAR (1)	$206.94	$143.60	44.1%		$165.40	$98.46	68.0%
Total RevPAR (1)	$575.27	$359.57	60.0%		$445.85	$238.19	87.2%

(1) Calculation of hospitality performance metrics includes 302 expansion rooms beginning June 1, 2021.

4

Gaylord Texan

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2022	2021	% ∆		2022	2021	% ∆
Revenue	$102,283	$71,563	42.9%		$307,318	$180,031	70.7%
Operating income	$30,631	$17,811	72.0%		$88,154	$28,948	204.5%
Operating income margin	29.9%	24.9%	5.0	pt	28.7%	16.1%	12.6	pt
Adjusted EBITDAre	$36,287	$23,954	51.5%		$111,954	$53,660	108.6%
Adjusted EBITDAre margin	35.5%	33.5%	2.0	pt	36.4%	29.8%	6.6	pt

Occupancy	72.9%	62.6%	10.3	pt	69.0%	49.1%	19.9	pt
Average daily rate (ADR)	$270.93	$250.13	8.3%		$238.77	$221.00	8.0%
RevPAR	$197.44	$156.51	26.2%		$164.65	$108.52	51.7%
Total RevPAR	$612.88	$428.81	42.9%		$464.15	$271.91	70.7%

Gaylord National

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2022	2021	% ∆		2022	2021	% ∆
Revenue	$76,114	$39,843	91.0%		$249,849	$79,419	214.6%
Operating income (loss)	$9,016	$(9,340)	196.5%		$19,609	$(47,448)	141.3%
Operating income (loss) margin	11.8%	-23.4%	35.2	pt	7.8%	-59.7%	67.5	pt
Adjusted EBITDAre	$18,625	$265	6928.3%		$61,402	$(11,484)	634.7%
Adjusted EBITDAre margin	24.5%	0.7%	23.8	pt	24.6%	-14.5%	39.1	pt

Occupancy (1) (2)	60.5%	31.6%	28.9	pt	56.5%	19.1%	37.4	pt
Average daily rate (ADR)	$254.09	$258.49	-1.7%		$238.13	$230.12	3.5%
RevPAR (1) (2)	$153.60	$81.76	87.9%		$134.45	$43.93	206.1%
Total RevPAR (1) (2)	$414.49	$216.98	91.0%		$342.94	$109.01	214.6%

(1) Calculation of hospitality performance metrics includes closed hotel room nights available.

(2) Gaylord National closed on March 25, 2020 and remained closed until July 1, 2021.

5

Gaylord Rockies

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2022	2021	% ∆		2022	2021	% ∆
Revenue	$70,438	$54,425	29.4%		$253,326	$135,942	86.3%
Operating income (loss)	$2,780	$(12,334)	122.5%		$17,178	$(56,034)	130.7%
Operating income (loss) margin	3.9%	-22.7%	26.6	pt	6.8%	-41.2%	48.0	pt
Adjusted EBITDAre	$16,556	$10,375	59.6%		$89,955	$34,728	159.0%
Adjusted EBITDAre margin	23.5%	19.1%	4.4	pt	35.5%	25.5%	10.0	pt

Occupancy	69.9%	54.0%	15.9	pt	68.3%	39.9%	28.4	pt
Average daily rate (ADR)	$239.57	$224.13	6.9%		$234.19	$215.17	8.8%
RevPAR	$167.35	$121.06	38.2%		$159.87	$85.90	86.1%
Total RevPAR	$510.08	$394.12	29.4%		$462.39	$248.13	86.3%

Entertainment Segment

For the three and twelve months ended December 31, 2022, and 2021, the Company reported the following:

($ in thousands)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2022	2021	% ∆		2022	2021	% ∆
Revenue	$84,416	$54,191	55.8%		$267,995	$152,790	75.4%
Operating income	$22,286	$10,305	116.3%		$60,498	$20,376	196.9%
Operating income margin	26.4%	19.0%	7.4	pt	22.6%	13.3%	9.3	pt
Adjusted EBITDAre	$26,136	$11,946	118.8%		$74,173	$28,854	157.1%
Adjusted EBITDAre margin	31.0%	22.0%	9.0	pt	27.7%	18.9%	8.8	pt

Fioravanti continued, “Our Entertainment segment continued to deliver strong results in 2022, including record-setting full year revenue, operating income and Adjusted EBITDAre. We remain excited about the integration of Block 21 into our entertainment portfolio, which we look to position as a destination for music lovers across the globe as part of Austin’s rich music environment. We have also broken ground on our latest Ole Red location in the heart of the Las Vegas Strip, which will be the largest Ole Red asset to date. We look forward to collaborating with our partners, Atairos and NBCUniversal, on the next phase of growth for our portfolio of unique entertainment assets.”

6

Corporate and Other Segment

For the three and twelve months ended December 31, 2022, and 2021, the Company reported the following:

($ in thousands)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2022	2021	% ∆	2022	2021	% ∆
Operating loss	$(11,765)	$(12,004)	2.0%	$(44,272)	$(40,624)	-9.0%
Adjusted EBITDAre	$(8,746)	$(8,648)	-1.1%	$(31,064)	$(27,163)	-14.4%

The primary factor in the increase in operating loss and decrease in Adjusted EBITDAre for the Corporate and Other segment for the full year as compared to the prior year was an increase in 2022 in administrative and employment costs associated with the hiring of additional employees and increased wages to support the Company’s growth.

Fioravanti concluded, “We entered 2023 in great shape despite continued macroeconomic uncertainty. We remain excited about the strength of our businesses and our unique portfolio of assets and believe we are well positioned to advance the strategic priorities we have set for the Hospitality and Entertainment segments. I am honored to be named as CEO of this truly one-of-a-kind business, and I look forward to working with Colin in his role as Executive Chairman, our capable and seasoned management team, and our dedicated employees to deliver value to our stakeholders.”

7

2023 Guidance

The following business performance outlook for 2023 is based on current information as of February 23, 2023. The Company does not expect to update the guidance provided below before next quarter’s earnings release. However, the Company may update its full business outlook or any portion thereof at any time for any reason.

($ in millions, except per share figures)

	Current Guidance		Full Year
	Full Year 2023		2023 Guidance
	Low	High	Midpoint
Consolidated Hospitality RevPAR growth	9.0%	12.0%	10.5%
Consolidated Hospitality Total RevPAR growth	6.5%	9.5%	8.0%

Net Income	$199.8	$216.0	$207.9

Operating Income
Hospitality	$371.5	$391.5	$381.5
Entertainment	69.0	73.5	71.3
Corporate and Other	(44.0)	(43.0)	(43.5)
Consolidated Operating Income	396.5	422.0	409.3

Adjusted EBITDAre
Hospitality	$550.0	$580.0	$565.0
Entertainment	87.0	97.0	92.0
Corporate and Other	(32.0)	(29.0)	(30.5)
Consolidated Adjusted EBITDAre	605.0	648.0	626.5

Net Income available to common shareholders	$200.0	$212.5	$206.3

Funds from Operations (FFO) available to common shareholders	$381.3	$406.0	$393.6
Adjusted FFO available to common shareholders	$392.5	$424.0	$408.3

Net Income available to common shareholders per diluted share	$3.35	$3.56	$3.45

Estimated Diluted Shares Outstanding	59.7	59.7	59.7

Note: For reconciliations of Consolidated Adjusted EBITDAre guidance to Net Income and reconciliation of FFO available to common shareholders, and Adjusted FFO available to common shareholders guidance to Net Income available to common shareholders and reconciliations of segment Adjusted EBITDAre guidance to segment Operating Income, see “Reconciliations of Forward-Looking Statements,” below.

Dividend Update

On December 9, 2022, the Company announced that it declared a quarterly cash dividend of $0.25 per common share, which was paid on January 17, 2023, to stockholders of record as of December 30, 2022. Including the fourth quarter cash dividend payment, the Company paid a total of $0.35 per share of dividends to its common shareholders for the full year 2022.

Today, the Company declared its first quarter 2023 cash dividend of $0.75 per share of common stock, payable on April 17, 2023, to stockholders of record on March 31, 2023. The Company’s interim dividend policy provides that we will make minimum dividends of 100% of REIT taxable income annually. It is the Company’s current plan to distribute aggregate minimum dividends for 2023 of $3.00 per share in cash, with quarterly dividends anticipated to be paid in April, July, and October of 2023 and in January of 2024. Future dividends are subject to the Board’s future determinations as to amount and timing.

8

Balance Sheet/Liquidity Update

As of December 31, 2022, the Company had total debt outstanding of $2,862.6 million, net of unamortized deferred financing costs, and unrestricted cash of $334.2 million. As of December 31, 2022, there were no amounts drawn under the revolving credit lines of the Company’s credit facility or the OEG credit facility, and the lending banks had issued $10.4 million in letters of credit, which left $754.6 million of availability for borrowing under the facilities.

On May 27, 2021, the Company entered into an at-the-market (ATM) equity distribution agreement that allows the Company to issue and sell up to 4 million shares of stock through sales agents. No shares were issued under the ATM agreement during the three and twelve months ended December 31, 2022.

Earnings Call Information

Ryman Hospitality Properties will hold a conference call to discuss this release tomorrow, February 24, 2023, at 10 a.m. EST. Investors can listen to the conference call over the Internet at www.rymanhp.com. To listen to the live call, please go to the Investor Relations section of the website (Investor Relations Home/Events and Webcasts) at least 15 minutes prior to the call to register and download any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call and will be available for at least 30 days.

About Ryman Hospitality Properties, Inc.

Ryman Hospitality Properties, Inc. (NYSE: RHP) is a leading lodging and hospitality real estate investment trust that specializes in upscale convention center resorts and leading entertainment experiences. RHP’s core holdings, Gaylord Opryland Resort & Convention Center; Gaylord Palms Resort & Convention Center; Gaylord Texan Resort & Convention Center; Gaylord National Resort & Convention Center; and Gaylord Rockies Resort & Convention Center, are five of the top ten largest non-gaming convention center hotels in the United States based on total indoor meeting space. Our Hospitality segment is comprised of these convention center resorts operating under the Gaylord Hotels brand, along with two adjacent ancillary hotels, which are managed by Marriott International and represent a combined total of 10,412 rooms and more than 2.8 million square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country. RHP also owns a 70% controlling ownership interest in Opry Entertainment Group (OEG), which is composed of entities owning a growing collection of iconic and emerging country music brands, including the Grand Ole Opry, Ryman Auditorium, WSM 650 AM, Ole Red and Circle, a country lifestyle media network RHP owns in a joint venture with Gray Television, Nashville-area attractions, and Block 21, a mixed-use entertainment, lodging, office and retail complex, including the W Austin Hotel and the ACL Live at Moody Theater, located in downtown Austin, Texas. RHP operates OEG as its Entertainment segment, in a taxable REIT subsidiary, and its results are consolidated in the Company’s financial results. Visit RymanHP.com for more information.

9

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the future performance of the Company’s business, anticipated business levels and anticipated financial results for the Company during future periods, the Company’s expected cash dividend, and other business or operational issues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with the effects of COVID-19 on us and the hospitality and entertainment industries generally, the geographic concentration of the Company’s hotel properties, business levels at the Company’s hotels, the effects of inflation on the Company’s business and on its customers, including group business at its hotels, the Company’s ability to remain qualified as a REIT for federal income tax purposes, the Company’s ability to execute its strategic goals as a REIT, the Company’s ability to generate cash flows to support dividends, our Board of Directors’ ability to modify our dividend policy, including the frequency and amount of any dividend we may pay, and the Company’s ability to borrow funds pursuant to its credit agreements. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (SEC) and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and its Quarterly Reports on Form 10-Q and subsequent filings. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Additional Information

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent annual report on Form 10-K. Copies of our reports are available on our website at no expense at www.rymanhp.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Calculation of RevPAR, Total RevPAR, and Occupancy

We calculate revenue per available room (“RevPAR”) for our hotels by dividing room revenue by room nights available to guests for the period. Room nights available to guests include nights the hotels are closed. We calculate total revenue per available room (“Total RevPAR”) for our hotels by dividing the sum of room revenue, food & beverage, and other ancillary services revenue by room nights available to guests for the period. Rooms out of service for renovation are included in room nights available. For the three and twelve months ended December 31, 2022, and 2021, the calculation of RevPAR and Total RevPAR in our tabular presentations has not been changed as a result of the COVID-19 pandemic and the resulting hotel closures and is consistent with prior periods. The closure of Gaylord National, which reopened July 1, 2021, resulted in significantly lower performance for periods of closure. Occupancy figures reflect an additional 302 rooms available at Gaylord Palms beginning in June 2021. Hospitality metrics do not include the results of the W Austin, which is included in the Entertainment segment.

10

Calculation of GAAP Margin Figures

We calculate Net Income/(Loss) available to common shareholders margin by dividing GAAP consolidated Net Income available to common shareholders by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Operating Income Margin by dividing consolidated, segment or property-level GAAP Operating Income/(Loss) by consolidated, segment or property-level GAAP Revenue.

Non-GAAP Financial Measures

We present the following non-GAAP financial measures we believe are useful to investors as key measures of our operating performance:

EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Definition

We calculate EBITDAre, which is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in its September 2017 white paper as Net Income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property or the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

Adjusted EBITDAre is then calculated as EBITDAre, plus to the extent the following adjustments occurred during the periods presented:

•	preopening costs;

•	non-cash lease expense;

•	equity-based compensation expense;

•	impairment charges that do not meet the NAREIT definition above;

•	credit losses on held-to-maturity securities;

•	any transaction costs of acquisitions;

•	interest income on bonds;

•	loss on extinguishment of debt;

•	pension settlement charges;

•	pro rata Adjusted EBITDAre from unconsolidated joint venture; and

•	any other adjustments we have identified herein.

11

We then exclude noncontrolling interests in consolidated joint venture to calculate Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture.

We use EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and segment or property-level EBITDAre and Adjusted EBITDAre to evaluate our operating performance. We believe that the presentation of these non-GAAP metrics provides useful information to investors regarding our operating performance and debt leverage metrics, and that the presentation of these non-GAAP metrics, when combined with the primary GAAP presentation of Net Income or Operating Income, as applicable, is beneficial to an investor’s complete understanding of our operating performance. We make additional adjustments to EBITDAre when evaluating our performance because we believe that presenting Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture provides useful information to investors regarding our operating performance and debt leverage metrics.

Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition

We calculate consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin by dividing consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Adjusted EBITDAre Margin by dividing consolidated, segment-, or property-level Adjusted EBITDAre by consolidated, segment-, or property-level GAAP Revenue. We believe Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin is useful to investors in evaluating our operating performance because this non-GAAP financial measure helps investors evaluate and compare the results of our operations from period to period by presenting a ratio showing the quantitative relationship between Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and GAAP consolidated Total Revenue or segment or property-level GAAP Revenue, as applicable.

FFO, Adjusted FFO, and Adjusted FFO available to common shareholders and unit holders Definition

We calculate FFO, which definition is clarified by NAREIT in its December 2018 white paper as Net Income (calculated in accordance with GAAP) excluding depreciation and amortization (excluding amortization of deferred financing costs and debt discounts), gains and losses from the sale of certain real estate assets, gains and losses from a change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciated real estate held by the entity, income (loss) from consolidated joint venture attributable to noncontrolling interest, and pro rata adjustments for unconsolidated joint venture.

To calculate Adjusted FFO available to common shareholders and unit holders, we then exclude, to the extent the following adjustments occurred during the periods presented:

•	right-of-use asset amortization;

•	impairment charges that do not meet the NAREIT definition above;

12

•	write-offs of deferred financing costs;

•	amortization of debt discounts or premiums and amortization of deferred financing costs;

•	(gains) losses on extinguishment of debt

•	non-cash lease expense;

•	credit loss on held-to-maturity securities;

•	pension settlement charges;

•	additional pro rata adjustments from unconsolidated joint venture;

•	(gains) losses on other assets;

•	transaction costs on acquisitions;

•	deferred income tax expense (benefit); and

•	any other adjustments we have identified herein.

To calculate Adjusted FFO available to common shareholders and unit holders (excluding maintenance capex), we then exclude FF&E reserve for managed properties and maintenance capital expenditures for non-managed properties. FFO available to common shareholders and unit holders and Adjusted FFO available to common shareholders and unit holders and Adjusted FFO available to common shareholders and unit holders (excluding maintenance capex) exclude the ownership portion joint ventures not controlled or owned by the Company.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding the performance of our ongoing operations because each presents a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items, which we believe are not indicative of the performance of our underlying hotel properties. We believe that these items are more representative of our asset base than our ongoing operations. We also use these non-GAAP financial measures as measures in determining our results after considering the impact of our capital structure.

We caution investors that non-GAAP financial measures we present may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. The non-GAAP financial measures we present, and any related per share measures, should not be considered as alternative measures of our Net Income (Loss), operating performance, cash flow or liquidity. These non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that these non-GAAP financial measures can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as Net Income (Loss), Operating Income (Loss), or cash flow from operations.

13

Investor Relations Contacts:	Media Contacts:
Mark Fioravanti, President and Chief Executive Officer	Shannon Sullivan, Vice President Corporate and Brand Communications
Ryman Hospitality Properties, Inc.	Ryman Hospitality Properties, Inc.
(615) 316-6588	(615) 316-6725
mfioravanti@rymanhp.com	ssullivan@rymanhp.com
~or~	~or~
Jennifer Hutcheson, Chief Financial Officer	Robert Winters
Ryman Hospitality Properties, Inc.	Alpha IR Group
(615) 316-6320	(929) 266-6315
jhutcheson@rymanhp.com	robert.winters@alpha-ir.com
~or~
Todd Siefert, Senior Vice President Corporate Finance & Treasurer
Ryman Hospitality Properties, Inc.
(615) 316-6344
tsiefert@rymanhp.com

14

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Unaudited

 (In thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	Dec. 31		Dec. 31
	2022	2021	2022	2021
Revenues :
Rooms	$177,505	$125,483	$595,544	$328,874
Food and beverage	180,622	109,892	667,009	279,489
Other hotel revenue	126,332	87,865	275,421	178,220
Entertainment	84,416	54,191	267,995	152,790
Total revenues	568,875	377,431	1,805,969	939,373

Operating expenses:
Rooms	43,077	32,926	155,817	88,244
Food and beverage	109,103	72,573	381,142	190,855
Other hotel expenses	168,043	131,666	457,291	327,791
Management fees	15,883	6,222	43,425	14,031
Total hotel operating expenses	336,106	243,387	1,037,675	620,921
Entertainment	56,996	39,956	188,545	117,753
Corporate	11,559	11,675	42,982	38,597
Preopening costs	7	3	532	737
(Gain) loss on sale of assets	-	-	469	(317)
Depreciation and amortization	47,904	56,276	208,616	220,357
Total operating expenses	452,572	351,297	1,478,819	998,048

Operating income (loss)	116,303	26,134	327,150	(58,675)

Interest expense, net of amounts capitalized	(42,419)	(32,291)	(148,406)	(125,347)
Interest income	1,612	1,431	5,750	5,685
Loss on extinguishment of debt	-	-	(1,547)	(2,949)
Loss from consolidated joint ventures	(2,619)	(3,132)	(10,967)	(8,963)
Other gains and (losses), net	(479)	151	1,743	405
Income (loss) before income taxes	72,398	(7,707)	173,723	(189,844)

(Provision) benefit for income taxes	(11,028)	1,683	(38,775)	(4,957)
Net income (loss)	61,370	(6,024)	134,948	(194,801)

Net (income) loss attributable to noncontrolling interest in consolidated joint venture	(2,865)	-	(5,032)	16,501
Net (income) loss attributable to noncontrolling interest in Operating Partnership	(416)	44	(923)	1,334
Net income (loss) available to common shareholders	$58,089	$(5,980)	$128,993	$(176,966)

Basic income (loss) per share available to common shareholders	$1.05	$(0.11)	$2.34	$(3.21)
Diluted income (loss) per share available to common shareholders (1)	$1.03	$(0.11)	$2.33	$(3.21)

Weighted average common shares for the period:
Basic	55,165	55,068	55,140	55,047
Diluted (1)	59,368	55,068	55,377	55,047

(1) Diluted weighted average common shares for the three months ended December 31, 2022 include 3.9 million equivalent shares related to the currently unexercisable put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

15

 RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

 CONDENSED CONSOLIDATED BALANCE SHEETS

 Unaudited

 (In thousands)

	Dec. 31	Dec. 31,
	2022	2021
ASSETS:
Property and equipment, net of accumulated depreciation	$3,171,708	$3,031,844
Cash and cash equivalents - unrestricted	334,194	140,688
Cash and cash equivalents - restricted	110,136	22,312
Notes receivable	67,628	71,228
Trade receivables, net	116,836	74,745
Prepaid expenses and other assets	134,170	112,904
Intangible assets	105,951	126,804
Total assets	$4,040,623	$3,580,525

LIABILITIES AND EQUITY:
Debt and finance lease obligations	$2,862,592	$2,936,819
Accounts payable and accrued liabilities	385,159	304,719
Dividends payable	14,121	386
Deferred management rights proceeds	167,495	170,614
Operating lease liabilities	125,759	113,770
Deferred income tax liabilities, net	12,915	4,671
Other liabilities	64,824	71,939
Noncontrolling interest in consolidated joint venture	311,857	-
Total equity (deficit)	95,901	(22,393)
Total liabilities and equity (deficit)	$4,040,623	$3,580,525

16

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

ADJUSTED EBITDAre RECONCILIATION

Unaudited

(in thousands)

	Three Months Ended Dec. 31,				Twelve Months Ended Dec. 31,
	2022		2021		2022		2021
	$	Margin	$	Margin	$	Margin	$	Margin
Consolidated
Revenue	$568,875		$377,431		$1,805,969		$939,373
Net income (loss)	$61,370	10.8%	$(6,024)	-1.6%	$134,948	7.5%	$(194,801)	-20.7%
Interest expense, net	40,807		30,860		142,656		119,662
Provision (benefit) for income taxes	11,028		(1,683)		38,775		4,957
Depreciation & amortization	47,904		56,276		208,616		220,357
(Gain) loss on sale of assets	-		-		327		(315)
Pro rata EBITDAre from unconsolidated joint ventures	21		20		89		73
EBITDAre	161,130	28.3%	79,449	21.0%	525,411	29.1%	149,933	16.0%
Preopening costs	7		3		532		737
Non-cash lease expense	1,491		1,121		4,831		4,375
Equity-based compensation expense	3,851		3,160		14,985		12,104
Pension settlement charge	318		370		1,894		1,379
Interest income on Gaylord National bonds	1,313		1,388		5,306		5,502
Loss on extinguishment of debt	-		-		1,547		2,949
Transaction costs of acquisitions	-		150		1,348		360
Adjusted EBITDAre	$168,110	29.6%	$85,641	22.7%	$555,854	30.8%	$177,339	18.9%
Adjusted EBITDAre of noncontrolling interest in consolidated joint venture	$(7,833)		-		$(15,309)		1,017
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$160,277	28.2%	$85,641	22.7%	$540,545	29.9%	$178,356	19.0%

Hospitality segment
Revenue	$484,459		$323,240		$1,537,974		$786,583
Operating income (loss)	$105,782	21.8%	$27,833	8.6%	$310,924	20.2%	$(38,427)	-4.9%
Depreciation & amortization	42,571		52,020		189,375		203,675
Gain on sale of assets	-		-		-		(317)
Preopening costs	-		-		-		731
Non-cash lease expense	1,054		1,102		4,216		4,409
Interest income on Gaylord National bonds	1,313		1,388		5,306		5,502
Transaction costs of acquisitions	-		-		-		75
Other gains and (losses), net	-		-		2,924		-
Adjusted EBITDAre	$150,720	31.1%	$82,343	25.5%	$512,745	33.3%	$175,648	22.3%

Entertainment segment
Revenue	$84,416		$54,191		$267,995		$152,790
Operating income	$22,286	26.4%	$10,305	19.0%	$60,498	22.6%	$20,376	13.3%
Depreciation & amortization	5,127		3,927		18,420		14,655
Preopening costs	7		3		532		6
Non-cash lease (revenue) expense	437		19		615		(34)
Equity-based compensation	876		654		3,637		2,456
Transaction costs of acquisitions	-		150		1,348		285
Pro rata adjusted EBITDAre from unconsolidated joint ventures	(2,597)		(3,112)		(10,877)		(8,890)
Adjusted EBITDAre	$26,136	31.0%	$11,946	22.0%	$74,173	27.7%	$28,854	18.9%

Corporate and Other segment
Operating loss	$(11,765)		$(12,004)		$(44,272)		$(40,624)
Depreciation & amortization	206		329		821		2,027
Other gains and (losses), net	(480)		151		(855)		407
Equity-based compensation	2,975		2,506		11,348		9,648
Pension settlement charge	318		370		1,894		1,379
Adjusted EBITDAre	$(8,746)		$(8,648)		$(31,064)		$(27,163)

17

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO RECONCILIATION

Unaudited

(in thousands, except per share data)

	Three Months Ended Dec. 31,		Twelve Months Ended Dec. 31,
	2022	2021	2022	2021
Consolidated
Net income (loss)	$61,370	$(6,024)	$134,948	$(194,801)
Noncontrolling interest in consolidated joint venture	(2,865)	-	(5,032)	16,501
Net income (loss) available to common shareholders and unit holders	58,505	(6,024)	129,916	(178,300)
Depreciation & amortization	47,874	56,242	208,494	220,211
Adjustments for noncontrolling interest	(1,538)	-	(3,346)	(11,069)
Pro rata adjustments from joint ventures	23	20	92	73
FFO available to common shareholders and unit holders	104,864	50,238	335,156	30,915

Right-of-use asset amortization	30	34	122	146
Non-cash lease expense	1,491	1,121	4,831	4,375
Pension settlement charge	318	370	1,894	1,379
(Gain) loss on other assets	-	-	469	(317)
Amortization of deferred financing costs	2,651	2,211	9,829	8,790
Amortization of debt discounts and premiums	500	(70)	989	(279)
Loss on extinguishment of debt	-	-	1,547	2,949
Adjustments for noncontrolling interest	(514)	-	(928)	(294)
Transaction costs of acquisitions	-	150	1,348	360
Deferred tax expense (benefit)	3,699	(1,985)	8,244	4,006
Adjusted FFO available to common shareholders and unit holders	$113,039	$52,069	$363,501	$52,030
Capital expenditures (1)	(27,149)	(7,817)	(82,263)	(38,451)
Adjusted FFO available to common shareholders and unit holders (ex. maintenance capex)	$85,890	$44,252	$281,238	$13,579

Basic net income (loss) per share	$1.05	$(0.11)	$2.34	$(3.21)
Diluted net income (loss) per share	$1.03	$(0.11)	$2.33	$(3.21)

FFO available to common shareholders and unit holders per basic share/unit	$1.89	$0.91	$6.04	$0.56
Adjusted FFO available to common shareholders and unit holders per basic share/unit	$2.03	$0.94	$6.55	$0.94

FFO available to common shareholders and unit holders per diluted share/unit (2)	$1.80	$0.91	$6.01	$0.56
Adjusted FFO available to common shareholders and unit holders per diluted share/unit (2)	$1.94	$0.94	$6.52	$0.94

Weighted average common shares and OP units for the period:
Basic	55,560	55,467	55,535	55,454
Diluted (2)	59,763	55,467	55,772	55,454

(1) Represents FF&E reserve contribution for managed properties and maintenance capital expenditures for non-managed properties. Note that during 2021, as a result of the COVID-19 pandemic, contributions to the FF&E reserve for managed properties were suspended, although we did make voluntary contributions to fund the rooms renovation at Gaylord National.

(2) Diluted weighted average common shares and OP units for the three months ended December 31, 2022 include 3.9 million equivalent shares related to the currently unexercisable put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

18

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATIONS AND OPERATING METRICS

Unaudited

(in thousands)

	Three Months Ended Dec. 31,				Twelve Months Ended Dec. 31,
	2022		2021		2022		2021
	$	Margin	$	Margin	$	Margin	$	Margin
Hospitality segment
Revenue	$484,459		$323,240		$1,537,974		$786,583
Operating income (loss)	$105,782	21.8%	$27,833	8.6%	$310,924	20.2%	$(38,427)	-4.9%
Depreciation & amortization	42,571		52,020		189,375		203,675
Gain on sale of assets	-		-		-		(317)
Preopening costs	-		-		-		731
Non-cash lease expense	1,054		1,102		4,216		4,409
Interest income on Gaylord National bonds	1,313		1,388		5,306		5,502
Transaction costs of acquisitions	-		-		-		75
Other gains and (losses), net	-		-		2,924		-
Adjusted EBITDAre	$150,720	31.1%	$82,343	25.5%	$512,745	33.3%	$175,648	22.3%

Occupancy	72.8%		53.0%		66.2%		39.5%
Average daily rate (ADR)	$254.57		$246.96		$236.86		$221.33
RevPAR	$185.31		$131.00		$156.71		$87.53
OtherPAR	$320.44		$206.44		$247.98		$121.81
Total RevPAR	$505.75		$337.44		$404.69		$209.34

Gaylord Opryland
Revenue	$138,353		$96,323		$424,188		$238,567
Operating income	$41,981	30.3%	$23,764	24.7%	$118,895	28.0%	$34,729	14.6%
Depreciation & amortization	8,586		8,473		34,406		34,117
Gain on sale of assets	-		-		-		(317)
Non-cash lease (revenue) expense	(13)		-		(51)		2
Adjusted EBITDAre	$50,554	36.5%	$32,237	33.5%	$153,250	36.1%	$68,531	28.7%

Occupancy	80.7%		61.4%		69.5%		44.2%
Average daily rate (ADR)	$258.08		$254.37		$242.71		$234.15
RevPAR	$208.39		$156.17		$168.73		$103.47
OtherPAR	$312.33		$206.36		$233.68		$122.85
Total RevPAR	$520.72		$362.53		$402.41		$226.32

Gaylord Palms
Revenue	$90,925		$56,835		$279,578		$139,130
Operating income	$20,514	22.6%	$8,053	14.2%	$64,201	23.0%	$3,539	2.5%
Depreciation & amortization	5,623		5,834		22,267		21,112
Preopening costs	-		-		-		731
Non-cash lease expense	1,067		1,102		4,267		4,407
Adjusted EBITDAre	$27,204	29.9%	$14,989	26.4%	$90,735	32.5%	$29,789	21.4%

Occupancy	77.9%		54.0%		68.4%		44.6%
Average daily rate (ADR)	$265.66		$266.16		$241.85		$220.90
RevPAR	$206.94		$143.60		$165.40		$98.46
OtherPAR	$368.33		$215.97		$280.45		$139.73
Total RevPAR	$575.27		$359.57		$445.85		$238.19

Gaylord Texan
Revenue	$102,283		$71,563		$307,318		$180,031
Operating income	$30,631	29.9%	$17,811	24.9%	$88,154	28.7%	$28,948	16.1%
Depreciation & amortization	5,656		6,143		23,800		24,712
Adjusted EBITDAre	$36,287	35.5%	$23,954	33.5%	$111,954	36.4%	$53,660	29.8%

Occupancy	72.9%		62.6%		69.0%		49.1%
Average daily rate (ADR)	$270.93		$250.13		$238.77		$221.00
RevPAR	$197.44		$156.51		$164.65		$108.52
OtherPAR	$415.44		$272.30		$299.50		$163.39
Total RevPAR	$612.88		$428.81		$464.15		$271.91

19

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATIONS AND OPERATING METRICS

Unaudited

(in thousands)

	Three Months Ended Dec. 31,				Twelve Months Ended Dec. 31,
	2022		2021		2022		2021
	$	Margin	$	Margin	$	Margin	$	Margin
Gaylord National
Revenue	$76,114		$39,843		$249,849		$79,419
Operating income (loss)	$9,016	11.8%	$(9,340)	-23.4%	$19,609	7.8%	$(47,448)	-59.7%
Depreciation & amortization	8,296		8,217		33,563		30,462
Interest income on Gaylord National bonds	1,313		1,388		5,306		5,502
Other gains and (losses), net	-		-		2,924		-
Adjusted EBITDAre	$18,625	24.5%	$265	0.7%	$61,402	24.6%	$(11,484)	-14.5%

Occupancy	60.5%		31.6%		56.5%		19.1%
Average daily rate (ADR)	$254.09		$258.49		$238.13		$230.12
RevPAR	$153.60		$81.76		$134.45		$43.93
OtherPAR	$260.89		$135.22		$208.49		$65.08
Total RevPAR	$414.49		$216.98		$342.94		$109.01

Gaylord Rockies
Revenue	$70,438		$54,425		$253,326		$135,942
Operating income (loss) (1)	$2,780	3.9%	$(12,334)	-22.7%	$17,178	6.8%	$(56,034)	-41.2%
Depreciation & amortization	13,776		22,709		72,777		90,687
Transaction costs on acquisitions	-		-		-		75
Adjusted EBITDAre (1)	$16,556	23.5%	$10,375	19.1%	$89,955	35.5%	$34,728	25.5%

Occupancy	69.9%		54.0%		68.3%		39.9%
Average daily rate (ADR)	$239.57		$224.13		$234.19		$215.17
RevPAR	$167.35		$121.06		$159.87		$85.90
OtherPAR	$342.73		$273.06		$302.52		$162.23
Total RevPAR	$510.08		$394.12		$462.39		$248.13

The AC Hotel at National Harbor
Revenue	$2,619		$1,728		$10,419		$5,838
Operating income (loss)	$192	7.3%	$(349)	-20.2%	$793	7.6%	$(1,631)	-27.9%
Depreciation & amortization	311		327		1,293		1,313
Adjusted EBITDAre	$503	19.2%	$(22)	-1.3%	$2,086	20.0%	$(318)	-5.4%

Occupancy	62.3%		48.3%		62.9%		44.5%
Average daily rate (ADR)	$203.03		$177.93		$207.70		$167.77
RevPAR	$126.55		$85.92		$130.71		$74.73
OtherPAR	$21.73		$11.90		$17.96		$8.58
Total RevPAR	$148.28		$97.82		$148.67		$83.31

The Inn at Opryland (2)
Revenue	$3,727		$2,523		$13,296		$7,656
Operating income (loss)	$668	17.9%	$228	9.0%	$2,094	15.7%	$(530)	-6.9%
Depreciation & amortization	323		317		1,269		1,272
Adjusted EBITDAre	$991	26.6%	$545	21.6%	$3,363	25.3%	$742	9.7%

Occupancy	70.0%		50.6%		60.3%		41.2%
Average daily rate (ADR)	$149.94		$136.40		$153.87		$134.70
RevPAR	$104.90		$68.95		$92.73		$55.53
OtherPAR	$28.87		$21.52		$27.50		$13.69
Total RevPAR	$133.77		$90.47		$120.23		$69.22

(1) Operating loss and Adjusted EBITDAre for Gaylord Rockies for the twelve months ended December 31, 2021 exclude forgiven asset management fees previously owed to RHP of $0.3 million.

(2) Includes other hospitality revenue and expense

20

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(in thousands)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

	GUIDANCE RANGE
	FOR FULL YEAR 2023
	Low	High	Midpoint
Ryman Hospitality Properties, Inc.
Net Income	$199,750	$216,000	$207,875
Provision for income taxes	6,000	7,000	6,500
Interest Expense, net	182,500	193,000	187,750
Depreciation and amortization	189,250	199,500	194,375
EBITDAre	$577,500	$615,500	$596,500
Non-cash lease expense	4,500	6,000	5,250
Preopening expense	2,000	2,750	2,375
Equity-based compensation	15,000	16,250	15,625
Pension settlement charge	1,500	2,000	1,750
Interest income on Bonds	4,500	5,500	5,000
Adjusted EBITDAre	$605,000	$648,000	$626,500

Hospitality Segment
Operating Income	$371,500	$391,500	$381,500
Depreciation and amortization	167,500	175,000	171,250
Non-cash lease expense	3,500	4,500	4,000
Interest income on Bonds	4,500	5,500	5,000
Other gains and (losses), net	3,000	3,500	3,250
Adjusted EBITDAre	$550,000	$580,000	$565,000

Entertainment Segment
Operating Income	$69,000	$73,500	$71,250
Depreciation and amortization	20,000	22,500	21,250
Non-cash lease expense	1,000	1,500	1,250
Preopening expense	2,000	2,750	2,375
Equity-based compensation	3,500	4,250	3,875
Loss from unconsolidated companies	(8,500)	(7,500)	(8,000)
Adjusted EBITDAre	$87,000	$97,000	$92,000

Corporate and Other Segment
Operating Loss	$(44,000)	$(43,000)	$(43,500)
Depreciation and amortization	1,750	2,000	1,875
Equity-based compensation	11,500	12,000	11,750
Pension settlement charge	1,500	2,000	1,750
Other gains and (losses), net	(2,750)	(2,000)	(2,375)
Adjusted EBITDAre	$(32,000)	$(29,000)	$(30,500)

Ryman Hospitality Properties, Inc.
Net Income available to common shareholders	200,000	212,500	$206,250
Depreciation and amortization	189,250	199,500	194,375
Adjustments for noncontrolling interest	(8,000)	(6,000)	(7,000)
Funds from Operations (FFO) available to common shareholders	$381,250	$406,000	$393,625
Right of use ammortization	-	500	250
Non-cash lease expense	4,500	6,000	5,250
Pension settlement charge	1,500	2,000	1,750
Other gains and (losses), net	1,250	1,500	1,375
Adjustments for noncontrolling interest	(1,500)	(1,000)	(1,250)
Ammortization of deferred financing costs	10,000	12,000	11,000
Ammortization of debt discounts and premiums	500	1,000	750
Deferred Taxes	(5,000)	(4,000)	(4,500)
Adjusted FFO available to common shareholders	$392,500	$424,000	$408,250

21